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                                                                  Exhibit (q)(1)

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                           CDC NVEST COMPANIES TRUST I
                         CDC NVEST CASH MANAGEMENT TRUST
                           AEW REAL ESTATE INCOME FUND
                              LOOMIS SAYLES FUNDS I
                             LOOMIS SAYLES FUNDS II

                                POWER OF ATTORNEY

        We, the undersigned, hereby constitute John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

        Witness our hands on the 18th day of October, 2004.

/s/ GRAHAM ALLISON                        /s/ RICHARD DARMAN
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Graham Allison - Trustee                  Richard Darman - Trustee

/s/ EDWARD BENJAMIN                       /s/ JOHN T. HAILER
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Edward Benjamin - Trustee                 John T. Hailer - Trustee

/s/ ROBERT BLANDING                       /s/ SANDRA O. MOOSE
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Robert Blanding - Trustee                 Sandra O. Moose - Trustee

/s/ DANIEL M. CAIN                        /s/ JOHN A. SHANE
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Daniel M. Cain - Trustee                  John A. Shane - Trustee

/s/ PAUL CHENAULT                         /s/ KENNETH J. COWAN
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Paul Chenault - Trustee                   Kenneth J. Cowan - Trustee